UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:
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☐	Definitive Proxy Statement
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ADMA BIOLOGICS, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ADMA BIOLOGICS

ADMA BIOLOGICS, INC.
ATTN: INVESTOR RELATIONS
5800 PARK OF COMMERCE BLVD NW
BOCA RATON, FL 33487

V66579-P26376

Your **Vote** Counts!

ADMA BIOLOGICS, INC.

2025 Annual Meeting
Vote by June 3, 2025
11:59 PM ET

You invested in ADMA BIOLOGICS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 4, 2025.**

Get informed before you vote

View the Notice and Proxy Statement for the 2025 Annual Meeting of Stockholders and Annual Report on Form 10-K for the year ended December 31, 2024 online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2025. If you would like to request a copy of the proxy material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

PV

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 4, 2025
10:00 a.m. Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/ADMA2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect the following Class III directors for a term expiring at the 2028 Annual Meeting of Stockholders or until their successors are duly elected and qualified.	
	Nominees:	
1a.	Jerrold B. Grossman D.P.S.	For
1b.	Lawrence P. Guiheen	For
2.	To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.	For
3.	To approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers.	For
4.	To determine, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation of the Company's named executive officers.	1 Year

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

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V66580-P26376